UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

VitaCig, INC.

(Exact name of registrant as specified in charter)

Nevada	333-195397	46-4597341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, 6th Floor, Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

425-652-5946

Registrant’s telephone number

800 Bellevue Way NE, Suite 400, Bellevue, WA 98004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

Our principal executive office was located at 800 Bellevue Way NE, Suite 400, Bellevue, Washington 98004.

Effective November 18, 2014, the Company has moved its executive office to 433 North Camden Drive, 6th Floor, Beverly Hills, CA 90210. Phone: 425-652-5946.

                                                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VitaCig, Inc.

Date: November 18, 2014	By:	/s/ Mark Linkhorst
Mark Linkhorst
Chief Executive Officer